Exhibit 10(i)

STOCK UNIT PLAN FOR DIRECTORS

OF THE EMPIRE DISTRICT ELECTRIC COMPANY

AS AMENDED AND RESTATED

EFFECTIVE JANUARY 1, 2005

STOCK UNIT PLAN FOR DIRECTORS
OF THE EMPIRE DISTRICT ELECTRIC COMPANY

1.                     Purpose. The Empire District Electric Company (the “Company”) has adopted this Stock Unit Plan for Directors of The Empire District Electric Company (the “Plan”) in order to enhance the Company’s ability to attract and retain competent and experienced persons to serve as Directors and to recognize the service of Directors of the Company by providing a stock-based compensation program for Directors that will foster a strong incentive to put forth maximum effort for the continued growth and success of the Company.

2.                     Effective Date. This Plan is effective as of August 1, 1998.

3.                     Definitions.

(a)           “Account” means an account established for each Eligible Director on the books of the Company that will be credited with Stock Units.

(b)           “Annual Retainer Fees” means the annual rate of Board retainer fees (excluding meeting and committee fees) established by the Board as in effect at the applicable time.

(c)           “Board” means the Board of Directors of the Company.

(d)           “Cash Retirement Plan” means the Retirement Plan for Directors of The Empire District Electric Company, as said plan may be amended from time to time.

(e)           “Committee” means the Compensation Committee of the Board.

(f)            “Common Stock” means common stock, $1.00 par value, of the Company, or any substituted class of common stock, provided such stock is the primary publicly traded equity issue of the Company.

(g)           “Company” means The Empire District Electric Company and its successors.

(h)           “Effective Date” means August 1, 1998.

(i)            “Elected Payment Date” means the date elected by the Eligible Director or otherwise determined pursuant to Section 8(h) with respect to the applicable Stock Units credited after December 31, 2005, which shall be his or her Payment Date with respect to such Stock Units unless (i) the Eligible Director’s death occurs before the Payment Date so elected or otherwise determined pursuant to Section 8(h) or (ii) in the case of an Eligible Director who has not elected a later Elected Payment Date pursuant to the next to last sentence of Section 8(h) with respect to the applicable Stock Units, the Eligible Director’s Retirement Date occurs before the Payment Date so elected or otherwise determined pursuant to Section 8(h).

(j)            “Eligible Director” means an Eligible Existing Director or an Eligible New Director.

(k)           “Eligible Existing Director” means any Director of the Company who (i) is serving on the Board on the Effective Date, (ii) has never been an officer of the Company and (iii) has elected to participate in this Plan pursuant to Section 6(b).

(l)            “Eligible New Director” means any Director of the Company who is a Director on or after the Effective Date but who is not an officer of the Company at the applicable time or an Eligible Existing Director.

(m)          “Fair Market Value” means with respect to the Common Stock the mean between the high and low prices of Common Stock on the New York Stock Exchange Composite Tape on the day of the required calculation or, if there should be no sale on that date, on the next preceding day on which there was a sale.

(n)           “Initial Election Date” means (i) with respect to Stock Units credited on a January 1st pursuant to Section 7(c) (and any dividend credits attributable thereto), the December 31st immediately preceding such January 1st, and (ii) with respect to Stock Units credited pursuant to Section 7(d) (and any dividend credits attributable thereto), the day before the day on which the Eligible New Director first becomes eligible to participate in the Plan.

(o)           “Payment Date” means:

(i) in the case of Stock Units credited before January 1, 2006 (and any dividend credits attributable thereto), the earlier to occur of the following dates: (A) the Eligible Director’s Retirement Date or (ii) the Eligible Director’s death; and

(ii) in the case of Stock Units credited on or after January 1, 2006 (other than Stock Units representing dividend credits attributable to Stock Units credited before January 1, 2006), the earliest to occur of the following dates: (A) the Eligible Director’s Elected Payment Date with respect to the applicable Stock Units, (B) the Eligible Director’s Retirement Date, or (C) the Eligible Director’s death; provided, however, that clause (B) shall not apply in the case of an Eligible Director who has elected a later Elected Payment Date pursuant to the next to last sentence of Section 8(h) with respect to the applicable Stock Units.

(p)           “Plan” means the Stock Unit Plan for Directors of The Empire District Electric Company as it may be amended from time to time.

(q)           “Retirement Date” means the date on which the Director ceases to be a Director other than by reason of death.

(r)            “Stock Unit” means a measure of value, expressed as a share of Common Stock, credited to the Eligible Director’s Account, and payable in Common Stock upon a Payment Date, as provided in this Plan.

4.     Limitations on Issuance of Stock. The total number of shares of the Company’s Common Stock reserved for issuance under this Plan shall be ____ shares (subject to adjustment as provided in Section 9 of this Plan).

5.     Administration. This Plan shall be administered by the Committee. The Committee shall have full authority and absolute discretion (i) to construe and interpret the Plan, reconcile inconsistencies thereunder and supply omissions therefrom, and (ii) to make all determinations and take all other actions necessary or advisable for the proper administration of the Plan. Any decision or action taken by the Committee in the exercise of such powers or otherwise, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall be conclusive and binding upon all persons.

6.     Eligibility.

(a)           Eligible New Directors. An Eligible New Director (other than an Eligible New Director who was previously an officer of the Company) shall become eligible to participate in this Plan on the date on which he or she first is elected to the Board. An Eligible New Director who was previously an officer of the Company shall become eligible to participate in this Plan on the latest of: (i) January 1, 2006, (ii) the date on which he or she first is elected to the Board, or (iii) the date on which he or she ceased to be an officer of the Company.

(b)           Eligible Existing Directors. Each Director who is serving on the Board on the Effective Date and who is participating in the Cash Retirement Plan shall have the right to elect whether (i) to participate in this Plan effective as of the Effective Date in lieu of continued accruals under the Cash Retirement Plan or (ii) to continue accruals under the Cash Retirement Plan. Such election shall be made by filing a prescribed form with the Committee during an election period prescribed by the Committee. If such a Director fails to elect to participate in this Plan within such election period, such Director shall not have the right thereafter to elect to participate and shall not be an Eligible Director.

7.     Crediting of Stock Units.

(a)           Account. Stock Units shall be credited to each Eligible Director’s Account in accordance with this Section 7.

(b)           Credits as of Effective Date. There shall be credited to the Account of each person who is an Eligible Director on the Effective Date a number (calculated to three decimal points) of Stock Units Stock Units equal to:

(i)            five-twelfths of the amount of the Annual Retainer Fees as in effect on the Effective Date,

divided by

(ii)                                  the Fair Market Value of a share of Common Stock on the Effective Date.

(c)           Annual Credits. As of January 1st of each calendar year beginning with 1999, there shall be credited to the Account of each person who is an Eligible Director on such January 1st a number (calculated to three decimal points) of Stock Units equal to:

  (i)          the Director’s Annual Retainer Fees as in effect on such January 1st or, if the Committee establishes a fixed amount for the Annual Credit for the applicable calendar year, such fixed amount, divided by

  (ii)         the Fair Market Value of a share of Common Stock on such January 1st.

(d)    Credits to New Directors. There shall be credited to the Account of each Eligible New Director as of the date on which such person first becomes eligible to participate in the Plan a number (calculated to three decimal points) of Stock Units equal to:

  (i)          the amount of the Eligible New Director’s Retainer Fees (excluding meeting and committee fees) for the balance of the calendar year after he or she becomes eligible to participate (computed as a percentage of the Annual Retainer Fees as in effect on the date on which he or she becomes eligible) or, if the Committee establishes a fixed amount for the Annual Credit for that calendar year pursuant to Section 7(c)(i) above, the amount of the Annual Credit set by the Committee divided by twelve and multiplied by the number of whole months remaining for the balance of such year, divided by

  (iii)        the Fair Market Value of a share of Common Stock on the date on which the Eligible New Director becomes eligible to participate in the Plan.

This subsection (d) shall not apply if the date on which the Eligible New Director first becomes eligible to participate in the Plan is January 1st.

(e)    Election of Eligible Existing Directors to Convert Cash Benefit to Stock Units. Eligible Existing Directors shall have the right to elect, with respect to previously accrued benefits under the Cash Retirement Plan, whether to: (i) retain their retirement benefits under the Cash Retirement Plan for years of service on the Board prior to the Effective Date and to receive benefits under this Plan only with respect to service on or after the Effective Date, or (ii) convert accrued benefits under the Cash Retirement Plan into Stock Units under this Plan (“Converting Directors”) as hereinafter set forth. Such election shall be made by filing a prescribed form with the Committee during an election period prescribed by the Committee. Converting Directors shall have credited to their Accounts under this Plan as of the Effective Date or such later conversion date as may be established by the Committee (the “Conversion Date”), a number (calculated to three decimal points) of Stock Units equal to:

  (i)          the product of (A) the Annual Retainer Fees as in effect on the Conversion Date, times (B) the total number of years of service accrued by the Converting Director under the Cash Retirement Plan as of the Effective Date (with credit being given for any period of less than a full year of service at the rate of one-twelfth of a year of service for each full month of service), divided by

 (ii)          the Fair Market Value of a share of Common Stock on the Conversion Date.

 (f)           Dividends. Until fully paid out in accordance with the terms of this Plan, the Company shall credit to each Eligible Director’s Account, on each day that the Company pays a declared cash dividend to the stockholders of its Common Stock, a number (calculated to three decimal places) of Stock Units that is equal to (i) the product of the total number of Stock Units in the Eligible Director’s Account on the record date established for such dividend, multiplied by the cash dividend per share of Common Stock, divided by (ii) the Fair Market Value of a share of Common Stock on the record date.

8.             Payout of Accounts.

 (a)          General Payout Terms. Unless installment payments are elected pursuant to subsection (b), (c), (d) or (e) of this Section 8, within 30 days after the Payment Date applicable with respect to any Stock Units, the Company shall cause to be delivered to the Eligible Director (or, in the event of his or her death, the Eligible Director’s beneficiary determined pursuant to subsection (f) of this Section 8) the number of shares of Common Stock equal to the whole number of Stock Units having that Payment Date in his or her Account plus cash for any fractional unit having that Payment Date credited to his or her Account (such cash amount to be calculated based on the applicable fraction of the Fair Market Value of a share of Common Stock on the Payment Date).

 (b)          Payout on Retirement (Pre-2006 Stock Units). This Section 8(b) applies to Stock Units credited prior to January 1, 2006 (and any dividend credits attributable thereto). With respect to a payout by reason of an Eligible Director’s termination of service on a Retirement Date, such Eligible Director may elect, at any time prior to the date which is twelve months before such Retirement Date, to receive, in lieu of a lump sum distribution, distributions in annual installments over a period of years selected by the Eligible Director but not to exceed ten years. Such election shall be made by filing a prescribed form with the Committee. If no such election of installment payments is received by the Committee, the Eligible Director’s Account shall be paid out in a lump sum in accordance with subsection (a) of this Section 8. If the Eligible Director timely files with the Committee such an election to receive installment payments, there shall be distributed to the Eligible Director in January of each year beginning with the January coinciding with or next following the month in which the Eligible Director’s Retirement Date falls the whole number of shares of Common Stock equal to the quotient (rounded to the next lowest whole number) obtained by dividing (i) the number of Stock Units credited to the Eligible Director’s Account as of the December 31st preceding the month of payment (after reduction for Stock Units previously paid out in prior installments and any dividend credits pursuant to Section 7(f) on the remaining balance), by (ii) the number of installments remaining to be paid. The final installment payment shall consist of the number of shares of Common Stock equal to the remaining whole number of Stock Units in the Eligible Director’s Account as of the December 31st preceding the month of payment plus cash for any fractional unit in his or her Account as of such December 31st (such cash amount to be calculated based on the applicable fraction of the Fair Market Value of a share of Common Stock on such December 31st). In the event of the death of an Eligible Director who has elected installment payments prior to his or her receipt of all such installment payments, the remaining installment payments shall be paid to the Eligible Director’s beneficiary as determined pursuant to subsection (f) of this Section 8 at the time that they would otherwise have been paid to the Eligible Director; provided, however, that the Eligible Director may instead elect (by filing a prescribed form with the Committee) that, upon his or her death prior to receiving all installment payments, the remaining balance in the Eligible Director’s Account as of the date of the Eligible Director’s death (after reduction for Stock Units previously paid out in prior installments and any dividend credits pursuant to Section 7(f) on the remaining balance) shall be distributed to the Eligible Director’s beneficiary determined pursuant to subsection (f) of this Section 8 in a lump sum pursuant to subsection (a) of this Section 8 as if the date of the Eligible Director’s death were the Payment Date. Anything in this Section 8(b) to the contrary notwithstanding, with respect to any Stock Units credited during calendar year 2005 pursuant to Section 7(c) or 7(d) (and any dividend credits attributable thereto), any election of form of payment must be made by the Eligible Director no later than December 31, 2005.

(c)           Payout on Death While in Service (Pre-2006 Stock Units). This Section 8(c) applies to Stock Units credited prior to January 1, 2006 (and any dividend credits attributable thereto). In the event of the death of an Eligible Director prior to his or her Retirement Date, the Eligible Director’s beneficiary determined pursuant to subsection (f) of this Section 8 shall receive a lump sum distribution within 30 days after such death in accordance with subsection (a) of this Section 8 unless prior to such death such Eligible Director has elected that benefits be paid to his or her beneficiary in annual installments over a period of years selected by the Eligible Director but not to exceed ten years. Such election shall be made by filing a prescribed form with the Committee. If the Eligible Director so elects that installment payments be made to his or her beneficiary, such installment payments shall be determined in the same manner as installment payments pursuant to subsection (b) of this Section 8 except the Eligible Director’s date of death shall be substituted for the Retirement Date and the payments will be made to the beneficiary rather than to the Eligible Director. Anything in this Section 8(c) to the contrary notwithstanding, with respect to any Stock Units credited during calendar year 2005 pursuant to Section 7(c) or 7(d) (and any dividend credits attributable thereto), any election of form of payment must be made by the Eligible Director no later than December 31, 2005.

(d)           Payout on Retirement or Elected Payment Date (Post-2005 Stock Units). This Section 8(d) applies to Stock Units credited on or after January 1, 2006 (other than Stock Units representing dividend credits attributable to Stock Units credited before January 1, 2006). With respect to a payout following an Elected Payment Date or by reason of an Eligible Director’s termination of service on a Retirement Date, such Eligible Director may elect to receive, in lieu of a lump sum distribution, distributions in annual installments over a period of years selected by the Eligible Director but not to exceed ten years. Such election shall be made by filing a prescribed form with the Committee on or before the Initial Election Date with respect to the applicable Stock Units. If no such election of installment payments is received by the Committee on or before the Initial Election Date with respect to the applicable Stock Units, the Eligible Director’s Account attributable to such Stock Units shall be paid out in a lump sum in accordance with subsection (a) of this Section 8. If the Eligible Director timely files with the Committee such an election to receive installment payments with respect to the applicable Stock Units, there shall be distributed to the Eligible Director in January of each year beginning with the January coinciding with or next following the month in which the Eligible Director’s Elected Payment Date or Retirement Date (whichever is applicable) falls the whole number of shares of Common Stock equal to the quotient

(rounded to the next lowest whole number) obtained by dividing (i) the number of Stock Units having the applicable Payment Date credited to the Eligible Director’s Account as of the December 31st preceding the month of payment (after reduction for Stock Units having that Payment Date previously paid out in prior installments and any dividend credits pursuant to Section 7(f) on the remaining balance of Stock Units having that Payment Date), by (ii) the number of installments remaining to be paid. The final installment payment with respect to the applicable Stock Units shall consist of the number of shares of Common Stock equal to the remaining whole number of Stock Units having the applicable Payment Date in the Eligible Director’s Account as of the December 31st preceding the month of payment plus cash for any fractional unit having the applicable Payment Date in his or her Account as of such December 31st (such cash amount to be calculated based on the applicable fraction of the Fair Market Value of a share of Common Stock on such December 31st). In the event of the death of an Eligible Director who has elected installment payments prior to his or her receipt of all such installment payments, the remaining installment payments shall be paid to the Eligible Director’s beneficiary as determined pursuant to subsection (f) of this Section 8 at the time that they would otherwise have been paid to the Eligible Director; provided, however, that the Eligible Director may instead elect (by filing a prescribed form with the Committee on or before the Initial Election Date with respect to the applicable Stock Units) that, upon his or her death prior to receiving all installment payments, the remaining balance in the Eligible Director’s Account attributable to the applicable Stock Units as of the date of the Eligible Director’s death (after reduction for Stock Units previously paid out in prior installments and any dividend credits pursuant to Section 7(f) on the remaining balance) shall be distributed to the Eligible Director’s beneficiary determined pursuant to subsection (f) of this Section 8 in a lump sum pursuant to subsection (a) of this Section 8 as if the date of the Eligible Director’s death were the Payment Date.

(e)           Payout on Death While in Service (Post-2005 Stock Units). This Section 8(e) applies to Stock Units credited on or after January 1, 2006 (other than Stock Units representing dividend credits attributable to Stock Units credited before January 1, 2006). In the event of the death of an Eligible Director prior to his or her Elected Payment Date with respect to the applicable Stock Units or (in the case of an Eligible Director who has not elected a later Elected Payment Date pursuant to Section 8(h) with respect to the applicable Stock Units) his or her Retirement Date, if earlier, the Eligible Director’s beneficiary determined pursuant to subsection (f) of this Section 8 shall receive a lump sum distribution within 30 days after such death in accordance with subsection (a) of this Section 8 unless such Eligible Director has elected that benefits be paid to his or her beneficiary in annual installments over a period of years selected by the Eligible Director but not to exceed ten years. Such election shall be made by filing a prescribed form with the Committee on or before the Initial Election Date with respect to the applicable Stock Units. If the Eligible Director so elects that installment payments be made to his or her beneficiary, such installment payments shall be determined in the same manner as installment payments pursuant to subsection (d) of this Section 8 except the Eligible Director’s date of death shall be substituted for the Retirement Date and the payments will be made to the beneficiary rather than to the Eligible Director.

(f)            Beneficiary Designation. Each Eligible Director shall be entitled to designate a beneficiary or beneficiaries (which may be an entity other than a natural person) who, following the Eligible Director’s death, will be entitled to receive any payments to be made under this Plan. At any time, and from time to time, any such designation may be changed or canceled by the Eligible Director without the consent of any beneficiary. Any designation, change, or cancellation must be by written notice filed with the Company and shall not be effective until received by the Company. If no beneficiary has been named by the Eligible Director or if all designated beneficiaries predecease the Eligible Director, payment shall be made to the Eligible Director’s estate.

(g)           Payout in Cash If Required. Anything in this Plan to the contrary notwithstanding, if at the time a payment is due under the Plan, distribution in the form of Common Stock may not be made to any person due to requirements of applicable law, such payment shall not be made in such form but shall instead be made in cash in an amount equal to the Fair Market Value of the shares of Common Stock which would otherwise have been paid out (such Fair Market Value to be computed as of the last day of the month preceding the month in which the cash payment is made).

(h)           Elected Payment Date (Post-2005 Stock Units). This Section 8(h) applies to Stock Units credited on or after January 1, 2006 (other than Stock Units representing dividend credits attributable to Stock Units credited before January 1, 2006). Prior to January 1 of a calendar year, each person who will be an Eligible Director on that January 1 shall have the right to elect the date with respect to which payment of the Stock Units to be credited to his or her Account for that calendar year pursuant to Section 7(c) (together with any Stock Units reflecting dividend credits attributable to such Stock Units) will be made or commence pursuant to this Plan; provided, however, that such Elected Payment Date may not be earlier than January of the third calendar year following such calendar year. In the case of an Eligible New Director entitled to a credit to his or her Account pursuant to Section 7(d), such Eligible New Director shall have the right to elect, prior to the date on which he or she first becomes eligible to participate in the Plan, the date with respect to which payment of the Stock Units to be credited to his or her Account pursuant to Section 7(d) (together with any Stock Units reflecting dividend credits attributable to such Stock Units) will be made or commence pursuant to this Plan; provided, however, that such Elected Payment Date may not be earlier than the third anniversary of the date on which such Eligible New Director first became eligible to participate in the Plan. In the absence of a timely election by an Eligible Director pursuant to this Section 8(h), the Elected Payment Date shall be the earliest Elected Payment Date that the Eligible Director could have elected with respect to the applicable Stock Units. An Eligible Director may, at any time not later than twelve months before an Elected Payment Date, elect a later Elected Payment Date with respect to the applicable Stock Units which shall be no less than five years later than such prior Elected Payment Date. Any election pursuant to this subsection (h) of Section 8 shall be made by filing a prescribed form with the Committee.

9.             Change in Capitalization. In the event of any change in the outstanding shares of the Company’s Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination of shares or other similar corporate change, the Board shall make such adjustments as it deems appropriate in the number of Stock Units in the Eligible Director’s Account and in the kind of shares to which the Stock Units relate, and in the number and kind of shares available under this Plan.

10.           Unfunded Plan. No Eligible Director shall have any property interest whatsoever in any specific assets of the Company by reason of this Plan. The Eligible Director’s Account is not intended to be a trust account or escrow account for the benefit of an Eligible

Director or any other person. The sole right of an Eligible Director or his or her personal representative is a right as an unsecured general creditor of the Company.

11.           Assignment and Alienation. The rights and benefits of Eligible Directors under this Plan are personal to each Director and neither the Director nor his or her beneficiary shall have the power or right to transfer, assign, anticipate, mortgage or otherwise encumber any interest in the benefits to be paid under this Plan.

12.           Annual Report. No later than January 31st of each year, the Company shall provide each Eligible Director with an annual report of his or her Account balance.

13.           No Rights of Stockholder. An Eligible Director shall have no rights as a stockholder of Common Stock with respect to the Stock Units credited to his or her Account unless and until the shares of Common Stock are issued to the Eligible Director by the Company pursuant to the terms of the Plan.

14.           Amendment and Termination.

 (a)          General Amendment and Termination Power. Subject to Sections 14(b) and 15(e), the Board shall have the right to amend, suspend, or terminate this Plan in any respect at any time. Subject to Section 15(e), no amendment, suspension or termination of the Plan (other than through adjustment for changes in capitalization or corporate transactions as herein provided) shall adversely affect any previously accrued benefits hereunder unless the affected Eligible Director consents thereto.

 b)           Stockholder Approval. Any increase in the number of shares of the Company’s Common Stock reserved for issuance under this Plan (except as contemplated by Section 9) and any other amendment or modification of the Plan for which stockholder approval is required under any applicable law or applicable rule or regulation of any governmental regulatory body or under the rules of any stock exchange on which the Company’s Common Stock is listed shall be subject to approval of the Company’s stockholders.

15.           Miscellaneous.

(a)     Not Contract. The adoption and maintenance of this Plan shall not constitute a contract between the Company and any Director for continued service as a Director. Nothing herein contained shall be deemed to give any Director the right to be retained as a Director, nor shall it interfere with the Director’s right to resign as a Director at any time.

(b)     Governing Law. This instrument shall be construed in accordance with and governed by the laws of the State of Kansas.

(c)     Benefit Payments and Expenses. The cost of benefit payments from this Plan and the expenses of administering the Plan shall be borne by the Company.

(d)     Other Benefits. The benefits herein contained are in addition to all other awards, arrangements, contracts or benefits, if any, that any Director may have by virtue of service for the Company, unless and to the extent that this Plan or any such award, arrangement, contract or benefit otherwise provides.

(e)      Compliance with IRC Section 409A. It is intended that Stock Units credited prior to January 1, 2005 satisfy the grandfather provisions applicable under Section 409A of the Internal Revenue Code of 1986, as amended, such that such Stock Units (and dividend credits attributable thereto) will not be subject to Section 409A. No amendment to this Plan after October 3, 2004 shall apply to Stock Units credited prior to January 1, 2005 (or dividend credits attributable thereto) unless the amendment specifically provides that it applies to such Stock Units. It is intended that Stock Units credited on or after January 1, 2005 (other than Stock Units representing dividend credits attributable to Stock Units credited before January 1, 2005) comply with Section 409A of the Internal Revenue Code of 1986, as amended, and any regulations and guidelines issued thereunder (including transitional rules), and the Plan shall be interpreted consistently with this intent. The Board may amend the Plan in any respect it deems necessary or desirable (including retroactively) in order to preserve compliance with said Section 409A.